SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 Amendment No. 2


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 1, 1996



                              GRILL CONCEPTS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       0-23226                  13-3319172
         --------                       -------                  ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


        11661 San Vicente Blvd., Suite 404, Los Angeles, California 90049
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (310) 820-5559




          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On April 1, 1996, the Registrant consummated the acquisition of 100% of the common stock of EMNDEE, Inc. ("EMNDEE") pursuant to a share exchange. The Registrant issued an aggregate of 432,735 shares of common stock in exchange for the stock of EMNDEE. EMNDEE is the general partner of, and holds a 50.91% interest in, The Grill Limited Partnership, a California limited partnership (the "Grill Partnership"), which owns and operates The Grill on the Alley ("The Grill").

     Subsequently, on April 22, 1996, the Registrant consummated the acquisition of 100% of the common stock of The Grill on the Alley, Inc. ("Grill, Inc."). Grill, Inc. is a partner, and holds the remaining 49.09% interest, in the Grill Partnership. The Registrant issued an aggregate of 417,265 shares of common stock in exchange for the stock of Grill, Inc.

     The Grill is an upscale Beverly Hills restaurant which opened in 1984 and served as the model for the Company's Daily Grill restaurants.

     The Company's principal shareholders and directors (Robert Spivak, Michael Weinstock and Richard Shapiro) controlled and were the principal shareholders of EMNDEE. Commencing in 1995, the Company has provided management services to The Grill in exchange for a management fee in an amount equal to 5% of the revenues of The Grill. Previously, Robert Spivak, the Company's president, provided management services on his own behalf to The Grill and received a salary from The Grill.

     The Company's outside directors negotiated the terms of the acquisition of EMNDEE as well as the terms of the acquisition of the remaining partnership interests in the Grill Partnership. Messrs. Spivak, Weinstock and Shapiro abstained from voting with respect to approval of the acquisition of The Grill.

Item 7.  Financial Statements and Exhibits.

Page (a) Financial Statements of Businesses Acquired

         The Grill, A California Limited Partnership

         Independent Auditors' Report........................................  4
         Balance Sheet as of December 31, 1995...............................  5
         Statement of Income and Partners' Capital...........................  6
         Statement of Cash Flows.............................................  7
         Notes to Financial Statements.......................................  8

(b)  Pro Forma Financial Information

     It is impractical to provide the required pro forma financial information at the time this report is being filed. The required pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable.

(c)  Exhibits

     2.1      Letter Agreement re: acquisition of The Grill..................  *


*        Previously filed

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GRILL CONCEPTS, INC.


Date:  June 14, 1996                         By: /s/ Robert Spivak
                                                 ----------------------------
                                                 Robert Spivak, President

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
The Grill

We have  audited  the  accompanying  balance  sheet of The Grill,  a  California
Limited Partnership, as of December 31, 1995, and the related statement of income and partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Grill, a California Limited Partnership, as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




June 5, 1996
Barkin, Perren & Schwager

                                    THE GRILL
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                                  Balance Sheet
                                December 31, 1995

                                     ASSETS

Current Assets
  Cash and cash equivalents (Note 1)                          $ 216,655
  Investment securities, available for sale                     233,486
  Accounts receivable                                            30,820
  Advances to employees                                          15,000
  Inventories                                                    45,521
  Prepaid expenses                                               60,122
                                                                -------

Total Current Assets                                            601,604

Property and Equipment, at cost (Notes 1 & 2)                    59,349
                                                                -------

Other Assets
  Deposits                                                       15,776
  Liquor License                                                 40,000

Total Other Assets                                               55,776

  Total Assets                                                $ 716,729
                                                                =======

                        LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities
  Accounts payable                                            $  95,268
  Accrued expenses                                               48,843
  Due to Grill Concepts, Inc. (Note 5)                           97,420
  Due to partner (Note 5)                                        16,794
                                                                -------

Total Current Liabilities                                       258,325

Commitments and Contingencies (Note 3)

Partners' Capital                                               458,404


 Total Liabilities and Partners' Capital                      $ 716,729
                                                                =======



                        See Independent Auditors' Report

        The accompanying notes are an integral part of these statements.

                                    THE GRILL
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                    Statement of Income and Partners' Capital

                      For the Year Ended December 31, 1995

                                                             % to
                                                            Sales
Sales
  Food                                        $2,030,126     73.69
  Beverage                                       724,752     26.31
                                               ---------    ------

Total Sales                                    2,754,878    100.00
                                               ---------    ------

Cost of Sales
  Food                                           668,257     24.26
  Beverage                                       196,178      7.12
                                               ---------    ------

Total Cost of Sales                              864,435     31.38
                                               ---------    ------

Gross Profit                                   1,890,443     68.62
                                               ---------    ------

Operating Expenses
  Payroll expenses                               853,643     30.99
  General and Administrative - Fixed             219,518      7.97
  General and Administrative - Variable          294,487     10.69
  Occupancy Costs                                443,392     16.09
                                               ---------    ------

Total Operating Expenses                       1,811,040     65.74
                                               ---------    ------

Operating Income                                  79,403      2.88
                                               ---------    ------

Other Income (Expenses)
  Interest Income                                  6,477       .24
  Interest Expense                                (1,592)     (.06)
  Depreciation                                    (9,494)     (.35)
                                               ---------    ------

 Total Other Income (Expenses)                    (4,609)     (.17)
                                               ---------    ------

Net Income Before Taxes                           74,794      2.71

Provision For Income Taxes (Note 1)                1,600       .06
                                               ---------    ------

Net Income                                        73,194      2.65
                                                            ------

Partners' Capital - Beg. of Year                 478,859

Unrealized Loss on Investment Securities
  Available for Sale, Net                         (3,649)

Distributions                                    (90,000)

Partners' Capital - End of Year               $  458,404
                                               =========


                        See Independent Auditors' Report.

        The accompanying notes are an integral part of these statements.

                                    THE GRILL
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                             Statement of Cash Flows
                      For the Year Ended December 31, 1995



Cash Flows From Operating Activities

  Received from sales                                        $2,654,463
  Received from interest                                          5,427
  Paid for cost of sales                                       (835,734)
  Paid for operating expenses                                (1,621,543)
  Paid for taxes to government                                   (1,600)
                                                              ---------

    Net cash flows from operating activities
     (Note 4)                                                   201,013
                                                              ---------

Cash Flows from Investing Activities

  Purchase of investment securities                            (237,135)
  Purchase of property and equipment                            (11,751)

    Net cash used by investing activities                      (248,886)
                                                              ---------

Cash Flow from Financing Activites

   Distribution to Partners                                     (90,000)

    Net cash used by financing activities                       (90,000)
                                                              ---------


Net decrease in cash                                           (137,873)

Cash and cash equivalents at beginning of year                  354,528
                                                              ---------

Cash and cash equivalents at end of year                     $  216,655
                                                              =========


                        See Independent Auditors' Report.

        The accompanying notes are an integral part of these statements.

                                    THE GRILL
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                          Notes to Financial Statements
                                December 31, 1995


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principal business activity
- ---------------------------

The Company is a Limited Partnership formed in the State of California in 1983 and is engaged in the business of operating a restaurant in Beverly Hills, California.

Inventories
- -----------

Inventories consisting of food, beverages and supplies are carried at the lower of cost (first-in, first-out method) or market.

Property and Equipment
- ----------------------

Property  and   equipment  are  stated  at  cost  and   depreciated   using  the
double-declining balance and straight-line methods over their estimated useful lives as follows:

         Furniture and fixtures                      3 - 7 years
         Office equipment                            5 - 7 years
         Leasehold improvements                     10 - 31.5 years

Maintenance and repairs are expensed as incurred and major betterments are capitalized.

Income taxes
- ------------

The financial statements do not include a provision for federal income taxes because the partnership does not incur federal or state income taxes. Instead its earnings are passed through to its partners and they are responsible for any taxes on their share of income allocated to them. The State of California charges a minimum tax of $800 paid with the annual filing of the state partnership return.

Cash and cash equivalents
- -------------------------

The "cash and cash equivalents" asset account, for purposes of the statement of cash flows, includes all cash accounts and short-term investments with three months or less to maturity at the financial statement date.

                                    THE GRILL
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                          Notes to Financial Statements
                                December 31, 1995

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consists of:

  Furniture and fixtures                                      $  21,460
  Equipment                                                     514,431
  Leasehold improvements                                        228,243
                                                                -------
                                                                764,134

  Less Accumulated Depreciation                                (704,785)

                                                              $  59,349

NOTE 3 - COMMITMENTS AND CONTINGENCIES

The Company leases the building located at 9560 Dayton Way, Beverly Hills, California under an operating lease originally dated October 12, 1982, amended on March 18, 1987 and extended on February 26, 1992. The lease was extended until May 1, 1998 under the same conditions as the original lease. In addition, the Company is required to pay all real estate taxes, insurance and business licenses.

Rent expense was $171,153 for the year ended December 31, 1995.

Future minimum lease payments required as of December 31, 1995 related to this operating lease are as follows:

                   1996           $167,913
                   1997            167,913
                   1998             55,971
                                   -------
                                  $391,797

NOTE 4 - CASH FLOW FROM OPERATING ACTIVITIES - INDIRECT METHOD

Net income                                                    $  73,194
                                                               --------

Noncash Revenue and Expense Adjustments:
  Depreciation expense                                            9,494
  Increase in accounts receivable                                (5,978)
  Decrease in inventory                                          13,701
  Increase in prepaid expenses                                  (21,960)
  Increase in accounts payable                                   31,571
  Decrease in accrued expenses                                   (9,071)
  Increase in Due to Grill Concepts, Inc.                       108,470
  Increase in Due to Emndee, Inc.                                 1,592
                                                               --------

                                                                127,819
Net cash flows from operating activities                      $ 201,013
                                                               ========

                                    THE GRILL
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                          Notes to Financial Statements





NOTE 5 - RELATED PARTY TRANSACTIONS

The company owes $97,420 to Grill Concepts, Inc. for various expenses including management fees and insurance reimbursement. Some of the majority owners of Grill Concepts, Inc. are also shareholders of Emndee, Inc. Emndee, Inc. is the general partner of the Company. The Company intends to repay this liability within the current period. No interest has been accrued on this amount.

The company owes $16,794 to its general partner, Emndee, Inc. for loans advanced in earlier years. Interest is accrued at 10% and compounded monthly.

NOTE 6 - SUBSEQUENT EVENTS

In March 1996, a new entity, "The Grill on the Alley, Inc.", was formed for the purpose of acquiring all of the limited partnership interests in the Company. In exchange for each limited partnership unit, partners received shares in The Grill on the Alley, Inc.

In April 1996, Grill Concepts, Inc. acquired all of the shares of both The Grill on the Alley, Inc. and Emndee, Inc., in exchange for 850,000 shares of Grill Concepts, Inc. common stock. The stock was distributed as follows: 432,735 shares to the general partner and 417,265 shares to the limited partners.

The Company extended the lease for the property discussed in Note 3 for an additional 10 years with a termination date of April 30, 2008. The base rent shall be $10,500 per month, subject to CPI adjustments.